UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 9, 2025, AeroVironment, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Report”) to the Securities and Exchange Commission (the “SEC”) announcing its financial results for its second quarter ended November 1, 2025, which Original Report included a “presentation regarding AeroVironment Inc’s second quarter fiscal 2026 financial results dated December 9, 2025” (the “Original Presentation”) as Exhibit 99.2.

This Current Report on Form 8-K/A amends the Original Report to (i) furnish a revised version of the Original Presentation (the “Revised Presentation”) to correct the reported amount of unfunded backlog in the Original Presentation and to include a slide with the Revised Presentation to detail the change in unfunded backlog from the end of the Company’s first fiscal quarter ended August 2, 2025 to the end of its second fiscal quarter ended November 1, 2025, and (ii) for ease of reference, to provide an updated statement regarding the Company’s unfunded backlog under Item 8.01. Total unfunded backlog as of November 1, 2025, as disclosed on slides 3, 4 and 17 of the Original Presentation and on page 39 of the Company’s Quarterly Report on 10-Q filed December 10, 2025 (“Q2 10-Q”), was $3.0 billion, rather than $2.8 billion as previously reported in the Original Presentation and Q2 10-Q. Other than correcting this error, including the clarifying disclosure in Item 8.01, and including the additional slide in the Revised Presentation, all other information included in the Original Report is unchanged. The Revised Presentation is furnished with this Amendment as Exhibit 99.2 hereto.

Item 2.02.  Results of Operations and Financial Condition

On December 9, 2025, AeroVironment, Inc. (the “Company”) issued a press release announcing second quarter results for the period ended November 1, 2025, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

The information under Item 2.02 above is incorporated herein by reference.

Attached as Exhibit 99.2 hereto is a presentation containing additional information regarding the Company’s second quarter fiscal 2026 financial results for the period ended November 1, 2025. A copy of the presentation is also available on the investor relations section of the Company’s website at https://investor.avinc.com/events-and-presentations. The information contained on the Company’s website is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K.

In addition to historic information, this report, including the exhibits, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibits, and in our periodic reports filed with the Securities and Exchange Commission.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including exhibits 99.1 and 99.2, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of AeroVironment, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

For purposes of filing under Section 18 of the Exchange Act, the Company’s unfunded backlog of $3.0 billion as of November 1, 2025 is set forth under this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated December 9, 2025 (incorporated by reference herein to Exhibit 99.1 furnished with the Company’s Current Report on Form 8-K furnished with the Securities and Exchange Commission on December 9, 2025)
99.2	Presentation regarding AeroVironment, Inc.’s second quarter fiscal 2026 financial results dated December 9, 2025 (as revised).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: December 10, 2025	By:	/s/ Kevin McDonnell
Kevin McDonnell
Executive Vice President and Chief Financial Officer

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